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                                                                   EXHIBIT 4.1


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                                                   [FRONT OF STOCK CERTIFICATE]

                                                      [STOCK CERTIFICATE SYMBOL]

             COMMON STOCK                                                                          COMMON STOCK
             THIS CERTIFICATE IS TRANSFERABLE IN              CUSIP 458865 20 1
             CHARLOTTE, NC OR NEW YORK, NY                    SEE REVERSE FOR CERTAIN DEFINITIONS

           NUMBER OF SHARES
              NCM

                                  INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                  INTERNATIONAL AIRLINE SUPPORT GROUP, INC.

                     THIS IS TO CERTIFY that





                     is the owner of

                                 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF
                     INTERNATIONAL AIRLINE SUPPORT GROUP, INC. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.  This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the By-Laws of the Corporation, to all of which the holder of this certificate by acceptance hereof assents.
                           This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
                            WITNESS the signatures of the duly authorized officers.

                    Dated:

                           COUNTERSIGNED AND REGISTERED:
                                                                                FIRST UNION BANK OF NORTH CAROLINA
                          (CHARLOTTE, N.C.)            TRANSFER AGENT
                           AUTHORIZED SIGNATURE

                                /s/ George Murnane III
                                                   SECRETARY


                                /s/ Alexius A. Dyer III
                                                   PRESIDENT

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                                                  INTERNATIONAL AIRLINE SUPPORT GROUP, INC.

         The corporation will furnish without charge to each stockholder who so requests the powers, designations,  preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  -- as tenants in common                        UNIFGIFT MIN ACT --                     Custodian
     TEN ENT  -- as tenants by the entireties                                   -------------------            --------------------
     JT TEN   -- as joint tenants with right of                                     (Cust)                         (Minor)
                 survivorship and not as tenants                                under Uniform Gift to Minors
                 in common                                                      Act
                                                                                   -------------------------------------
                                                                                                  (State)


                             Additional abbreviations may also be used though not in the above list.


         For value received,                                 hereby sell, assign and transfer unto
                             -------------------------------

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE


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                         Please print or typewrite name and address including postal zip code of assignee

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                                                                                                                       Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
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Dated,
       ----------------------------




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                                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                                WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE
                                                IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT
                                                OR ANY CHANGE WHATEVER.



                                                ----------------------------------------------------------------------------------
                                                SIGNATURE(S) GUARANTEED:  THE SIGNATURE(S) SHOULD BE GUARANTEED
                                                BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
                                                SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
                                                IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
                                                PURSUANT TO S.E.C. rule 17Ad-15.




                       KEEP THIS CERTIFICATE IN A SAFE PLACE.  IF LOST, STOLEN, MUTILATED OR DESTROYED,
                       THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE
                       OF A REPLACEMENT CERTIFICATE.
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